Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated January 20, 2015 to

the Prospectus and Statement of Additional Information, each dated December 19, 2014, for

Schroder Long Duration Investment-Grade Bond Fund (the “Fund”)

This supplement to the Fund’s prospectus (the “Prospectus”) and statement of additional information (the “SAI”) reflects the agreement by the Fund’s adviser to cap the Fund’s Net Annual Fund Operating Expenses at 0.39% of the Fund’s average daily net assets, as further described below, effective January 21, 2015.

On page 65 of the Prospectus, the Annual Fund Operating Expenses table for Schroder Long Duration Investment-Grade Bond Fund under the heading “Fees and Expenses of the Fund” is hereby replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investor Shares
Management Fees	0.33%
Other Expenses(1)	0.64%
Total Annual Fund Operating Expenses	0.97%
Less: Expense Reimbursement(2)	(0.58)%
Net Annual Fund Operating Expenses	0.39%

(1)  “Other Expenses” reflect expenses as of fiscal year end, restated to include anticipated additional expenses under the Fund’s shareholder service plan.

(2)  In order to limit the Fund’s expenses, the Fund’s adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.39% of Investor Shares’ average daily net assets.  The expense limitation may only be terminated during its term by the Board of Trustees.

Also on page 65 of the Prospectus, the expense example for the Fund under the heading “Fees and Expenses of the Fund” is hereby replaced with the following:

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$40	$246	$475	$1,132

In addition, references to the Fund’s expense limitation on page 125 of the Prospectus and page 50 of the SAI are hereby revised to reflect the current expense limitation of 0.39% of the Fund’s average daily net assets.

PRO-SUP-01-2015